Fees Summary	Dec. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,033.96
Total Transaction Valuation	7,487,020.87
Total Offset Amount	983.45
Net Fee	$ 50.51